                                                                  EXHIBIT (h)(1)

                        ADDENDUM DATED DECEMBER 22, 2005
                         TO THE PARTICIPATION AGREEMENT
                    DATED AS OF OCTOBER 7, 2004 BY AND AMONG
                         MAINSTAY VP SERIES FUND, INC.,
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         Notwithstanding anything to the contrary contained in the above-cited Participation Agreement ("Agreement") by and among MainStay VP Series Fund, Inc. (Fund"), New York Life Investment Management LLC ("Advisor") and New York Life Insurance and Annuity Corporation ("Company"), the Fund, the Advisor and the Company hereby agree that the Agreement is amended to read as follows:


                  Schedule A is completely deleted and the attached revised Schedule A is inserted in place of the original.


         IN WITNESS WHEREOF, the Fund, the Advisor and the Company have caused this Addendum to be executed as of December 22, 2005 and thereby made an integral part thereof.


MAINSTAY VP SERIES FUND, INC.               NEW YORK LIFE INVESTMENT
                                            MANAGEMENT LLC





By: /s/ Marguerite E.H. Morrison            By:    /s/ Gary E. Wendlandt
    -------------------------------                ------------------------------------
Name:   Marguerite E.H. Morrison            Name:  Gary E. Wendlandt
Title:  Secretary                           Title: Chairman and Chief Executive Officer



                                            NEW YORK LIFE INSURANCE AND ANNUITY
                                            CORPORATION




                                            By:    /s/ Corey B. Multer
                                                   ------------------------------------
                                            Name:  Corey B. Multer
                                            Title: Vice President

                          MAINSTAY VP SERIES FUND, INC.
                     ADDENDUM DATED AS OF DECEMBER 22, 2005
                           TO PARTICIPATION AGREEMENT
                           DATED AS OF OCTOBER 7, 2004

                                   SCHEDULE A

        SEPARATE ACCOUNTS, VARIABLE CONTRACTS AND DESIGNATED PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

               REGISTERED SEPARATE ACCOUNTS AND VARIABLE CONTRACTS


Name of Separate Account and Date Established by      Names of Contracts Funded by Separate Account and Form
Board of Directors                                    Numbers Thereof
-------------------------------------------------     ------------------------------------------------------
NYLIAC Variable Universal Life Separate Account-I     Variable Universal Life #793-90
June 4, 1993                                          Survivorship Variable Universal Life #797-150
                                                      Survivorship Variable Universal Life #302-150
                                                      Variable Universal Life 2000 #799-90
                                                      Variable Universal Life 2000 #302-90
                                                      Single Premium Variable Universal Life #301-95
                                                      Single Premium Variable Universal Life #302-95
                                                      Single Premium Variable Universal Life #303-95
                                                      Pinnacle Variable Universal Life #300-80 and #300-82
                                                      Pinnacle Survivorship Variable Universal Life #300-81 and
                                                      #300-83
                                                      Variable Universal Life Provider #303-30
                                                      Variable Universal Life Provider #303-31

NYLIAC Corporate Sponsored Variable Universal Life    Corporate Sponsored Variable Universal Life #796-40
Separate Account-I                                    Corporate Executive Series Variable Universal Life #300-40
May 24, 1996                                          and #301-43

NYLIAC Variable Annuity Separate Account-I            LifeStages(R) Flexible Premium Variable Annuity (The
October 15, 1992                                      Original) #993-190

NYLIAC Variable Annuity Separate Account-II           LifeStages(R) Flexible Premium Variable Annuity (The
October 15, 1992                                      Original) #993-190

NYLIAC MFA Separate Account-I                         Facilitator Multi-Funded Retirement Annuity #983-192 and
May 27, 1983                                          #983-193

NYLIAC MFA Separate Account-II                        Facilitator Multi-Funded Retirement Annuity #983-190 and
May 27, 1983                                          #983-191


NYLIAC Variable Annuity Separate Account-III          LifeStages(R) Variable Annuity #995-190
November 30, 1994                                     MainStay Plus Variable Annuity #999-190
                                                                (Supersedes (998-190)
                                                      New LifeStages(R) Flexible Premium Variable Annuity #000-190
                                                      LifeStages(R) Premium Plus Variable Annuity #200-195
                                                      (Original) LifeStages(R) Access Variable Annuity #200-090
                                                      MainStay Access Variable Annuity #200-090
                                                      MainStay Premium Plus Variable Annuity #200-190
                                                      LifeStages(R) Essentials Variable Annuity #202-192
                                                      MainStay Plus II Variable Annuity #202-192
                                                      LifeStages(R) Select Variable Annuity #202-190
                                                      MainStay Select Variable Annuity #202-190
                                                      LifeStages(R) Premium Plus II #203-195
                                                      MainStay Premium Plus II #203-190
                                                      LifeStages(R) Access Variable Annuity #204-191

NYLIAC Variable Annuity Separate Account-IV           LifeStages(R) Elite Variable Annuity #203-193
June 10, 2003                                         MainStay Elite Variable Annuity #203-193
                                                      LifeStages(R) Premium Plus Elite Variable Annuity #204-193


                              NON-REGISTERED SEPARATE ACCOUNTS AND VARIABLE CONTRACTS


NYLIAC PPVUL Separate Account-I                       Pinnacle Private Placement Variable Universal Life #301-41
                                                      CERT (group policies) and #301-42 (individual policies)

                                                      Magnastar Private Placement Variable Universal Life #302-10C
                                                      (group policies) and #301-11 (individual policies)

                                                      CorpExec Private Placement Variable Universal Life #304-47
                                                      (individual policies) and #304-46C (group policies)

                                                      Magnastar Survivorship Private Placement Variable Universal
                                                      Life #302-14 (individual policies) and #304-12C (group policies)


NYLIAC PPVUL Separate Account-II                      Pinnacle Private Placement Variable Universal Life #301-41
                                                      CERT (group policies) and #301-42 (individual policies)

                                                      Magnastar Private Placement Variable Universal Life #302-10C
                                                      (group policies) and #301-11 (individual policies)

                                                      CorpExec Private Placement Variable Universal Life #304-47
                                                      (individual policies) and #304-46C (group policies)

                                                      Magnastar Survivorship Private Placement Variable Universal Life
                                                      #302-14 (individual policies) and #304-12C (group policies)

                              DESIGNATED PORTFOLIOS

MainStay VP Balanced -- Initial Class and Service Class

MainStay VP Basic Value  -- Initial Class and Service Class

MainStay VP Bond -- Initial Class and Service Class

MainStay VP Capital Appreciation -- Initial Class and Service Class

MainStay VP Cash Management

MainStay VP Common Stock -- Initial Class and Service Class

MainStay VP Convertible -- Initial Class and Service Class

MainStay VP Developing Growth -- Initial Class and Service Class

MainStay VP Floating Rate -- Initial Class and Service Class

MainStay VP Government -- Initial Class and Service Class

MainStay VP High Yield Corporate Bond -- Initial Class and Service Class

MainStay VP Income & Growth -- Initial Class and Service Class

MainStay VP International Equity -- Initial Class and Service Class

MainStay VP Large Cap Growth -- Initial Class and Service Class

MainStay VP Mid Cap Core -- Initial Class and Service Class

MainStay VP Mid Cap Growth -- Initial Class and Service Class

MainStay VP Mid Cap Value -- Initial Class and Service Class

MainStay VP Small Cap Growth -- Initial Class and Service Class

MainStay VP S&P 500 Index -- Initial Class and Service Class

MainStay VP Total Return -- Initial Class and Service Class

MainStay VP Value -- Initial Class and Service Class

MainStay VP Conservative Allocation Portfolio - Initial Class and Service Class

MainStay VP Growth Allocation Portfolio - Initial Class and Service Class

MainStay VP Moderate Allocation Portfolio - Initial Class and Service Class

MainStay VP Moderate Growth Allocation Portfolio - Initial Class and Service
Class